                                                                   EXHIBIT 10.3
                              AMENDMENT NUMBER TWO
                                     to the
                       MASTER LOAN AND SECURITY AGREEMENT
                     dated as of the 23rd day of June, 1999
                                 by and between
                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,
                                       and
                             NC CAPITAL CORPORATION

         This AMENDMENT NUMBER TWO is made this 23rd day of June, 2000, by and between NC CAPITAL CORPORATION, having an address at 18400 Von Karman, Suite 1000, Irvine, California 92612 (the "Borrower") and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the "Lender"), to the Master Loan and Security Agreement, dated as of the 23rd day of June 1999, by and between the Borrower and the Lender (as amended by the Amendment Number One dated as of the 25th day of October, 1999, the "Agreement").

                                    RECITALS

         WHEREAS, the Lender and the Borrower desire to amend the Agreement, subject to the terms hereof, to extend the term thereof and to make such other modifications thereto as set forth below.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

         SECTION 1. Effective as of June 23, 2000, Section 1 of the Agreement is hereby amended by deleting the definition of Termination Date and replacing it with the following:

                    "TERMINATION DATE" shall mean June 22, 2001, or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law, as same may be extended in accordance with Section 2.11 hereof.

         SECTION 2. Effective as of June 23, 2000, Section 3 of the Agreement is hereby amended by adding the following new Subsection 3.04 to read in its entirety as follows:

                    3.04 COMMITMENT FEE. The Borrower shall pay to the Lender, on June 23, 2000, a commitment fee equal to $500,000.

         SECTION 3. Effective as of June 23, 2000, Section 3 of the Agreement is hereby amended by adding the following new Subsection 3.05 to read in its entirety as follows:

                    3.05 EXIT FEE. On each Payment Date, the Borrower shall pay to the Lender an exit fee equal to the product of (i) 0.1%, times
              (ii) the unpaid principal balance of each Mortgage Loan (as of the date the Borrower pledged each Mortgage Loan to the Lender hereunder) which was removed from the Borrowing Base by the Borrower following the previous Payment Date and not made subject to an offering of mortgage-backed securities for which the Lender acted as the underwriter, placement agent or in a similar capacity. On the Termination Date the Borrower shall pay to the Lender an exit fee equal to the product of (i) 0.1%, times
              (ii) the unpaid principal balance of the Mortgage Loans remaining subject to Advances immediately prior to the Termination Date. Notwithstanding anything to the contrary in this Section 3.05, no exit fee shall be paid with respect to any Mortgage Loan removed from the Borrowing Base because such Mortgage Loan was paid off, unfunded, or rejected because of a due diligence failure or breach of a representation or warranty.

         SECTION 4. DEFINED TERMS. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

         SECTION 5. LIMITED EFFECT. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.

         SECTION 6. GOVERNING LAW. This amendment shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state.

         SECTION 7. COUNTERPARTS. This amendment may be executed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one instrument.

                  IN WITNESS WHEREOF, the Borrower and the Lender have caused this amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                      NC CAPITAL CORPORATION
                                     (Borrower)


                                      By: /s/ John Kantalis
                                         -------------------------------------
                                      Name:  John Kantalis
                                           -----------------------------------
                                      Title: SVP
                                            -----------------------------------

                                      GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
                                      (Lender)


                                       By:  /s/ Anthony Palmisano
                                         ------------------------------------
                                       Name: Anthony Palmisano
                                           ----------------------------------
                                       Title:  Vice President
                                             --------------------------------

ACKNOWLEDGED AND AGREED:

NEW CENTURY MORTGAGE CORPORATION


By: /s/ Patrick Flanagan
   -------------------------------------
Name: Patrick Flanagan
     -----------------------------------
Title: EVP/COO
      ----------------------------------

NEW CENTURY FINANCIAL CORPORATION


By: /s/ Patrick Flanagan
   -------------------------------------
Name: Patrick Flanagan
     -----------------------------------
Title: EVP
      ----------------------------------